EXHIBIT 10.3

(Multicurrency--Cross Border)


                                  ISDA(R)
                International Swap Dealers Association, Inc.


                              MASTER AGREEMENT
                        dated as of October 12, 2001

THE CHASE MANHATTAN BANK           and             MMCA AUTO OWNER TRUST 2001-3



have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

1.       Interpretation


(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.


(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purposes of the relevant Transaction.


(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.


2.       Obligations


(a)      General Conditions.


                           (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.


                           (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.


                           (iii) Each obligation of each party under
         Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.


(c)      Netting.  If on any date amounts would otherwise be payable:--


                           (i) in the same currency; and


                           (ii) in respect of the same Transaction,


by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.


                           (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--


                  (1) promptly notify the other party ("Y") of such requirement;

                  (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                  (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                  (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                           (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                           (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

                           (ii) Liability. If:--


                  (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                  (2)      X does not so deduct or withhold; and

                  (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.


3.       Representations


Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      Basic Representations.


                           (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;


                           (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;


                           (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of'its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;


                           (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and


                           (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).


(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.


(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or inequity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.


(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.


(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.


(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.


4.       Agreements


Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--


                           (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;


                           (ii) any other documents specified in the Schedule or any Confirmation; and


                           (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.


(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.


(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.


(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon' it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.


5.       Events of Default and Termination Events


(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--


                           (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;


                           (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;


                           (iii) Credit Support Default.


                  (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                  (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                  (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

                           (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;


                           (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (l) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);


                           (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (l) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);


                           (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--


                  (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger);

                  (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;


                  (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;

                  (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or
                  (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;

                  (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

                  (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;

                  (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;

                  (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or

                  (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

                           (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--


                  (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                  (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below, or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below, or an Additional Termination Event if the event is specified pursuant to (v) below:--


                           (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--


                  (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                  (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;


                           (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of Interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));


                           (iii) Tax Event Upon Merger. The party (the
         "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of an Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);


                           (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or


                           (v) Additional Termination Event. If any
         "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).


(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.


6.       Early Termination


(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto,
(8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in
Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).


(b)      Right to Terminate Following Termination Event.


                           (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.


                           (ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.


         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

                           (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under
         Section 6(b)(i) on action to avoid that Termination Event.


                           (iv) Right to Terminate. If:--


                  (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under
                  Section 6(b)(i); or

                  (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      Effect of Designation.


                           (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default, or Termination Event is then continuing.


                           (ii) Upon the occurrence or effective
         designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).


(d)      Calculations.


                           (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.


                           (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount, is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.


(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation"or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.


                           (i) Events of Default. If the Early Termination Date results from an Event of Default:--


                  (1) First Method and Market Quotation. If the First Method and Martet Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                  (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                  (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absointe value of that amount to the Defaulting Party.

                  (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                           (ii) Termination Events. If the Early
         Termination Date results from a Termination Event:--


                  (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with
                  Section 6(e)(i)(3), if Market Quotation applies, or
                  Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                  (2) Two Affected Parties. If there are two Affected
                  Parties:--

                           (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                           (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                  If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

                           (iii) Adjustment for Bankruptcy. In
         circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).


                           (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.


7.       Transfer


Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

                           (i) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and


                           (ii) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).


Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency


(a) Payment in the Contractual Currency. Each payment under this Agreement will he made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.


(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or
(ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.


(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.


(d) Evidence of Loss. For the purpose of this Section 8, it will he sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.


9.       Miscellaneous


(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.


(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.


(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.


(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.


(e) Counterparts and Confirmations.


                           (i) This Agreement (and each amendment,
         modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will he deemed an original.


                           (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.


(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.


(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.


10.      Offices; Multibranch Parties


(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.


(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.


(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.


11.      Expenses


A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.      Notices


(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--


                           (i) if in writing and delivered in person or by courier, on the date it is delivered;


                           (ii) if sent by telex, on the date the
         recipient's answer back is received;


                           (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);


                           (iv) if sent by certified or registered mail
         (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or


                           (v) if sent by electronic messaging system, on the date that electronic message is received,


         unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.


13.      Governing Law and Jurisdiction


(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.


(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--


                           (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and


                           (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.


Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.


(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.


14.      Definitions


As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified the Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

         (i) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;


         (ii)     in respect of an obligation to pay an amount under
                  Section 6(e) of either party from and after the Rate (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;


         (iii) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and


         (iv)     in all other cases, the Termination Rate.


"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law)'that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with
Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient, or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial center, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding, or at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under
Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall he disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions
(a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early
Termination Date, the sum of:--

         (i) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated
                  Transactions for which a Market Quotation is determined;
                  and


         (ii) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.


"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basic swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date
(a) if resulting from a Termination Event, all Affected Transactions and
(b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by' the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 am. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency. Equivalents of the fair market values reasonably determined by both parties.




IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.



THE CHASE MANHATTAN BANK                      MMCA AUTO OWNER TRUST 2001-3*




By:  /s/ Erin O'Rourke                            By:    /s/ Anita Dallago
     -----------------------------                       --------------------------------------
     Name:  Erin O'Rourke                         Name:   Anita Dallago
     Title:Vice President                         Title: Financial Services Officer
     Date: October 12, 2001                       Date: October 12, 2001



                                              *   By:     Wilmington Trust Company,
                                                          not in its individual capacity nor as
                                                          a principal to this Agreement, but
                                                          solely as Owner Trustee







                   SCHEDULE to the ISDA Master Agreement

                        Dated as of October 12, 2001

                                  between
                      THE CHASE MANHATTAN BANK ("CMB")
                                    and
                 MMCA AUTO OWNER TRUST 2001-3 (the "Trust")


Part 1   Termination Provisions.

(a) "Specified Entity" means:


         (i)      in relation to CMB:  Not Applicable.


         (ii)     in relation to the Trust:  Not Applicable.


(b) "Specified Transaction" shall have the meaning specified in Section 14 of this Agreement.


(c) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to CMB or to the Trust.


(d) The "Credit Support Default" provisions of Section 5(a)(iii), if applicable, will apply to CMB and will not apply to the Trust.


(e) The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to CMB or to the Trust.


(f) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to CMB or to the Trust.


(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to CMB or to the Trust.


(h) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to CMB and will apply to the Trust.


(i) The "Tax Event" provision of Section 5(b)(ii) will apply to CMB and will not apply to the Trust, so that only the Trust may designate an Early Termination Date in respect of such event.


(j) The "Tax Event Upon Merger" provision of Section 5(b)(iii) will apply to CMB and will not apply to the Trust, so that only the Trust may designate an Early Termination Date in respect of such event.


(k) The "Credit Event Upon Merger" provision in Section 5(b)(iv), will not apply to CMB or to the Trust.


(l) The "Automatic Early Termination" provision of Section 6(a) will not apply to CMB or to the Trust.


(m) Payments on Early Termination. For the purpose of Section 6(e) of this
Agreement:


         (i) Market Quotation will apply unless the Trust is the Non-defaulting Party or the party which is not the Affected Party, as the case may be, and the Trust enters into a replacement Transaction on or prior to the Early Termination Date, in which event Loss will apply.


         (ii) The Second Method will apply, provided, however, that any payments payable by the Trust to CMB hereunder will be pari passu and pro rata with payments of interest made on the Class A Notes from Total Available Funds pursuant to
                  Section 2.8 of the Indenture.


(n) "Termination Currency" means United States Dollars.


(o) "Additional Termination Event". The following shall constitute an Additional Termination Event:


         (i) Acceleration or Liquidation of the Notes. It shall be an Additional Termination Event with the Trust the sole Affected Party if CMB or the Trust elects to terminate the Transactions (1) following an Event of Default as defined in Section 5.1(i) or Section 5.1(ii) of the Indenture which has resulted in an acceleration of the Notes, provided such acceleration has not been rescinded and annulled pursuant to Section 5.2(b) of the Indenture, or (2) upon a liquidation of the Trust Estate pursuant to
                  Section 5.4(a)(iv) or Section 5.4(b) of the Indenture. In such event, either CMB or the Trust may, by not more than 20 days notice to the other party and provided such Additional Termination Event is continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions. If an event or circumstance which would constitute an Event of Default by CMB under this Agreement gives rise to an Event of Default under the Indenture, it will be treated as an Event of Default by CMB and not an Additional Termination Event.


         (ii) Amendments Made Without Consent of CMB. It shall be an Additional Termination Event if any amendment or supplement to the Indenture or to any of the Receivables Transfer and Servicing Agreements which would adversely affect any of CMB's rights or obligations under this Agreement or modify the obligations of, or impair the ability of the Trust to fully perform any of the Trust's obligations under, this Agreement is made without the consent of CMB, which consent shall not be unreasonably withheld (in which case the Trust will be the Affected Party).


         (iii) Downgrade of CMB. It shall be an Additional Termination Event with CMB the Affected Party if:


                  (i) the long-term Credit Rating of CMB is suspended or withdrawn or downgraded below "A2" by Moody's and, within 30 days of such suspension, withdrawal or downgrade CMB shall fail to (a) deliver or post collateral reasonably acceptable to the Trust and acceptable to Moody's in amounts sufficient or in accordance with the standards of Moody's (as such standards may be modified while any Transaction is still outstanding), to secure its obligations under this Agreement, (b) assign its rights and obligations under this Agreement to a replacement counterparty reasonably acceptable to the Trust and to Moody's or (c) establish other arrangements necessary (including, without limitation, causing an entity with ratings such that if CMB or its Credit Support Provider had such ratings, this Additional Termination Event would not have occurred, to guarantee or provide an indemnity in respect of CMB's or its Credit Support Provider's obligations under this Agreement in form and substance reasonably satisfactory to Moody's), if any, in each case so that Moody's confirms the ratings of the Notes that were in effect immediately prior to such suspension, withdrawal or downgrade;


                  (ii) the long-term and the short-term Credit Rating of CMB is downgraded below "A-" or "A-1," respectively, by S&P, and CMB shall fail to (a) use reasonable efforts to assign its rights and obligations under this Agreement to a replacement counterparty acceptable to the Trust and to S&P and (b) if such an assignment has not occurred within 20 days of such downgrade, fail to deliver or post collateral reasonably acceptable to the Trust and acceptable to S&P (as designated in an approved Credit Support Annex) to secure its obligations under this Agreement; provided, that notwithstanding the posting of the collateral and the addition of the Credit Support Annex, CMB shall continue to use reasonable efforts to assign its rights and obligations under this Agreement to a replacement counterparty; or


                  (iii) the long-term or the short-term Credit Rating of CMB is suspended or withdrawn or downgraded below "A" or "F1", respectively, by Fitch and, within 30 days of such suspension, withdrawal or downgrade CMB shall fail to (a) deliver or post collateral reasonably acceptable to the Trust and acceptable to Fitch in amounts sufficient or in accordance with the standards of Fitch (as such standards may be modified while any Transaction is still outstanding), to secure its obligations under this Agreement, (b) assign its rights and obligations under this Agreement to a replacement counterparty reasonably acceptable to the Trust and to Fitch or (c) establish other arrangements necessary (including, without limitation, causing an entity with ratings such that if CMB or its Credit Support Provider had such ratings, this Additional Termination Event would not have occurred, to guarantee or provide an indemnity in respect of CMB's or its Credit Support Provider's obligations under this Agreement in form and substance reasonably satisfactory to Fitch), if any, in each case so that Fitch confirms the ratings of the Notes that were in effect immediately prior to such suspension, withdrawal or downgrade.


                  (iv) Failure to Maintain Security Interest. It shall be an Additional Termination Event with the Trust the Affected Party if the Trust fails to maintain the first priority perfected security interest of CMB in the Collateral under the Indenture.


Part 2   Tax Representations.

(a) Payer Tax Representations. For the purposes of Section 3(e) of this Agreement, CMB and the Trust will each make the following representations to the other:


         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, each party may rely on:

                  (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;


                  (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and


                  (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,


         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

Payee Tax Representations.

                  (i) For the purpose of Section 3(f) of this Agreement, CMB represents to the Trust that it is a bank organized under the laws of the State of New York.


                  (ii) For the purpose of Section 3(f) of this Agreement, the Trust represents to CMB that it is a business trust organized and existing under the laws of the State of Delaware.


                  (iii) CMB represents that it is an exempt recipient under Treasury Regulation Section 1.6049-4(c)(1)(ii), and the Trust represents that it is wholly-owned by a "United States person" and disregarded as an entity separate from its owner for U.S. federal tax purposes.



Part 3   Documents to be delivered.

(a)      For the purpose of Section 4(a)(i), the documents to be delivered are:


       Party required to         Form/Document/                  Date by which to be delivered   Section 3(d)
       deliver document          Certificate                                                     Representation

       CMB and the Trust         An executed United States       (i) Upon execution of this      Applicable
                                 Internal Revenue Service Form   Agreement, (ii) promptly upon
                                 W-9 (or any successor           reasonable demand by the
                                 thereto).                       other party and (iii)
                                                                 promptly upon learning
                                                                 that any such form
                                                                 previously provided by such
                                                                 party has become obsolete
                                                                 or incorrect.

(b)      For the purposes of Section 4(a)(ii), the other documents to be delivered are as follows:

       Party required to          Form/Document/                 Date by which to be delivered   Section 3(d)
       deliver document           Certificate                                                    representation:

       CMB and the Trust          Evidence of the                Upon or prior to the execution  Applicable
                                  authority, incumbency and      and delivery of this Agreement
                                  specimen signature of          and, with respect to any
                                  each person executing          Confirmation upon request by
                                  this Agreement or any          the other party.
                                  Confirmation, Credit
                                  Support Document or other
                                  document entered into in
                                  connection with this
                                  Agreement on its behalf
                                  or on behalf of a Credit
                                  Support Provider or
                                  otherwise, as the case
                                  may be.

       The Trust                  Certified copies of            As soon as practicable after    Applicable
                                  documents evidencing each      the execution of this
                                  Party's capacity to            Agreement
                                  execute and deliver this
                                  Agreement, each
                                  Confirmation and any
                                  Credit Support Document
                                  (if applicable), and to
                                  perform its obligations
                                  hereunder or thereunder
                                  as may be reasonably
                                  requested by the other
                                  party.

       CMB                        A copy of the annual           Promptly after request by the   Applicable
                                  report of its Credit           Trust.
                                  Support Provider,
                                  including annual audited
                                  financial statements of
                                  its Credit Support
                                  Provider prepared in
                                  accordance with generally
                                  accepted accounting
                                  principles in the country
                                  in which its Credit
                                  Support Provider is
                                  organized.

       The Trust                  Monthly reports to             On or prior to each Monthly     Applicable
                                  noteholders and to             Payment Date.
                                  holders of the
                                  certificate (and all
                                  other such notices
                                  required to be given to
                                  noteholders and to
                                  holders of the
                                  certificate, as specified
                                  in the Indenture).

       CMB and the Trust          A legal opinion in form        On or prior to the Closing      Not Applicable
                                  and substance                  Date.
                                  satisfactory to the other
                                  party.

       The Trust                  A copy of the executed         As soon as practical after the  Not Applicable
                                  Indenture and of each of       Closing Date.
                                  the Receivables Transfer
                                  and Servicing Agreements.

       CMB and the Trust          Such other documents as        Promptly upon request of the    Not Applicable
                                  the other party may            other party.
                                  reasonably request.

Part 4   Miscellaneous.

(a) Address for Notices. For the purpose of Section 12(a) of this Agreement, the addresses for notices and communications to CMB and the Trust shall be as follows:


         TO CMB:

                  The Chase Manhattan Bank
                  270 Park Avenue
                  New York, New York 10017
                  Attention:  John Cho
                  Tel:  (212) 834-5008
                  Fax:  (212) 834-6562

                  with copies to:

                  The Chase Manhattan Bank
                  270 Park Avenue
                  New York, New York 10017
                  Attention:  Jeffrey Kim (Derivatives Marketing)
                  Tel:  (212) 834-3651
                  Fax: (212) 834-6871

                  The Chase Manhattan Bank
                  270 Park Avenue, 40th Floor
                  New York, New York 10017
                  Attention:  Legal Department - Capital Markets Group
                  Fax:  (212) 270-7468

         TO THE TRUST:

                  MMCA Auto Owner Trust 2001-3
                  c/o Wilmington Trust Company,
                       as Owner Trustee
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  Tel:  (302) 651-1834
                  Fax:  (302) 651-1576

(b)      Process Agent.  For the purposes of Section 13(c) of this Agreement:

         CMB appoints as its Process Agent: Not Applicable

         The Trust appoints as its Process Agent:    Not Applicable

(c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party.  For purposes of Section 10(c) of this Agreement:

         CMB is not a Multibranch Party.

         The Trust is not a Multibranch Party.

(e)      The Calculation Agent shall be CMB.

(f)      Credit Support Documents.

         "Credit Support Document" means a credit support annex, if any, and any other document which by its terms secures, guarantees or otherwise supports either or both parties' obligations under this Agreement.

(g)      Credit Support Provider.

         Credit Support Provider means, in relation to CMB, Not Applicable. Credit Support Provider means, in relation to the Trust, Not Applicable.

(h) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of law doctrine) except that the capacity, power or authority of the Trust to enter into this Agreement and any issue relating to the interpretation of the Trust's Trust Agreement will be governed and construed in accordance with the laws of the State of Delaware.

(i) "Affiliate" will have the meaning specified in Section 14 of this Agreement, but as to the Trust, "Affiliate" will not include the Owner Trustee, the Indenture Trustee or Mitsubishi Motors Credit of America, Inc.


Part 5   Other Provisions.

(a)      Representations.


         (i) Non-Reliance, Etc. Each party will be deemed to represent to the other party on the date that it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):


                  (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered to be investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.


                  (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms and conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.


                  (iii) Status of Parties. The other party is not acting as a fiduciary for or adviser to it in respect of that Transaction.


         (ii) Commodity Exchange Act. Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into between them that:


                  (i) each Transaction is intended to be exempt from, or otherwise not subject to regulation under, the Commodity Exchange Act; and


                  (ii) such party is an "eligible contract participant" within the meaning of the United States Commodity Exchange Act.


(b)      Consent to Recording.


Each party consents to the recording of the telephone conversations of trading and marketing and/or other personnel of the parties and their Affiliates in connection with this Agreement.


(c) Section 3(a)(iii) is hereby amended by inserting the words "or investment policies, guidelines, procedures or restrictions" immediately following the word "documents."


(d) Tax Provisions.


         (i) The definition of Tax Event, Section 5(b)(ii), is hereby modified by adding the following provision at the end thereof:

                  "provided, however, that for purposes of clarification, the parties acknowledge that the introduction or proposal of legislation shall not, in and of itself, give rise to a presumption that a Tax Event has occurred."

         (ii) The Trust will not be required to pay additional amounts in respect of an Indemnifiable Tax or be under any obligation to pay to CMB any amount in respect of any liability of CMB for or on account of any Tax.

(e)      No Set Off.

                  Notwithstanding any setoff right contained in any other agreement between the Trust or any Affiliate or Credit Support Provider of the Trust, on the one hand, and CMB or any Affiliate or Credit Support Provider of the Trust, on the other, whether now in existence or hereafter entered into unless such agreement shall specifically refer to this paragraph (e), each party agrees that all payments required to be made by it under this Agreement shall be made without setoff or counterclaim for, and that it shall not withhold payment or delivery under this Agreement in respect of, any default by the other party or any Affiliate or Credit Support Provider of the other party under any such other agreement or any amount relating to any such other agreement. For purposes of this paragraph (e), "Affiliate" shall have the meaning specified in
         Section 14 of this Agreement.

(f)      Additional Acknowledgments and Agreements of the Parties.

         (i) Financial Statements. Notwithstanding Section 5(a)(ii), the failure of either party to deliver any financial statement or monthly report referenced in Part 3 of this Schedule shall not constitute an Event of Default under
                  Section 5(a)(ii).


         (ii) Bankruptcy Code. Without limiting the applicability, if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.


         (iii) Regarding CMB. CMB represents that the description of CMB as set forth on page 46 of the Prospectus dated October 3, 2001 has been furnished and approved by CMB and is true and correct as of the date hereof.


         (iv) Non-Petition. CMB covenants and agrees that it will not, prior to the date which is one year and one day following the payment in full of all of the Notes and the Certificate and the expiration of all applicable preference periods under the United States Bankruptcy Code or other applicable law relating to any such payment, acquiesce, petition or otherwise invoke the process of any governmental or judicial authority for the purpose of commencing a case (whether voluntary or involuntary), cause any other person to commence a case or join any other person in commencing a case against the Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust. CMB agrees that it has recourse against the Trust only to the extent of the assets of the Trust and the proceeds thereof, and any claims against the Trust shall be extinguished when the assets of the Trust are exhausted.


         (v) Transfer. Notwithstanding the provisions of Section 7, CMB may assign its rights and delegate its obligations under any Transaction, in whole or in part, to any Affiliate of CMB (an "Assignee"), effective (the "Effective Transfer Date") upon delivery to Counterparty of an executed acceptance and assumption by the Assignee of the transferred obligations of CMB under the Transaction(s) (the "Transferred Obligations"); provided that (x) no such transfer to an Assignee shall occur if
                  (i) Counterparty shall, as a result of such transfer, be required to pay to CMB or the Assignee an amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) greater than the amount in respect of which Counterparty would have been required to pay to CMB in the absence of such transfer; (ii) CMB or the Assignee shall, as a result of such transfer, be required to withhold or deduct on account of a Tax under Section 2(d)(i) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) an amount in excess of that which CMB would have been required to withhold or deduct in the absence of such transfer, unless the Assignee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess; or (iii) an Event of Default, Potential Event of Default or Termination Event would occur hereunder as a result of such transfer; (y) CMB shall pay any fees and expenses incurred by or on the part of either party as a result of such transfer; and (z) no such transfer to an Assignee shall occur unless the Rating Agencies confirm that such transfer will not cause the reduction, suspension or withdrawal of their then current rating on any of the Notes.


         On the Effective Transfer Date, (a) CMB shall be released from all obligations and liabilities arising under the Transferred Obligations; and (b) the Transferred Obligations shall cease to be Transaction(s) under this Agreement and shall be deemed to be Transaction(s) under the ISDA Master Agreement between Assignee and Counterparty, provided that, if, on the Effective Transfer Date, Assignee and Counterparty have not entered into an ISDA Master Agreement, Assignee and Counterparty shall be deemed to have entered into an ISDA Master Agreement that is substantially identical to this Agreement, including this Schedule. At least ten Business Days prior to any such transfer CMB shall notify Counterparty in writing of its intent to transfer its rights and delegate its obligations hereunder in accordance with the terms hereof, and shall state in writing that such transfer shall conform to the requirements of this Part 5(e)(iv), whereupon Counterparty shall promptly notify each Rating Agency of such transfer.


         (vi) The Trust Pledge. Notwithstanding Section 7 of this Agreement to the contrary, CMB acknowledges that the Trust will pledge its rights under this Agreement to the Indenture Trustee (as defined in the Indenture) for the benefit of the Noteholders (as defined in the Indenture) pursuant to the Indenture and agrees to such pledge. The Indenture Trustee shall not be deemed to be a party to this Agreement, provided, however, that the Indenture Trustee, acting on behalf of the holders of the Notes, shall have the right to enforce this Agreement against CMB. CMB shall be entitled to rely on any notice or communication from the Indenture Trustee to that effect. CMB acknowledges that the Trust will pledge substantially all its assets to the Indenture Trustee for the benefit of the Noteholders and CMB and that all payments hereunder, including payments on early termination, will be made in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Payment Dates specified therein.


         (vii) Limited Recourse. The liability of the Trust in relation to this Agreement and any Transaction hereunder is limited in recourse to the assets of the Trust and proceeds thereof applied in accordance with the Indenture and the Sale and Servicing Agreement. With respect to any amounts payable to CMB by the Trust under this Agreement, such amounts shall be limited to the Total Available Funds as provided in and subject to Section 2.8(a) of the Indenture. Upon exhaustion of the assets of the Trust and proceeds thereof in accordance with the Indenture and the Sale and Servicing Agreement, CMB shall not be entitled to take any further steps against the Trust to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. No recourse may be taken for the payment of any amount owing in respect of any obligation of, or claim against, the Trust arising out of or based upon this Agreement or any Transaction hereunder against any holder of a beneficial interest, employee, officer or Affiliate thereof and no recourse shall be taken for the payment of any amount owing in respect of any obligation of, or claim against, the Trust based upon or arising out of this Agreement against the Administrator, the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or any stockholder, holder of a beneficial interest, employee, officer, director, incorporator or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of willful misconduct, bad faith or negligence.

                  In furtherance of and not in derogation of the foregoing, CMB acknowledges and agrees that it shall have no right, title or interest hereunder in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding paragraph, CMB either (i) asserts hereunder an interest or claim to, or benefit from, Other Assets, or (ii) is deemed hereunder to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy
                  Code), then CMB further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Trust further acknowledges and agrees that no adequate remedy at law exists for a breach of this Part 5(e)(vii) and the terms of this Part 5(e)(vii) may be enforced by an action for specific performance. The provisions of this Part 5(e)(vii) shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.


         (viii) No Amendment without Prior Confirmation by Rating Agencies. Section 9(b) of this Agreement is hereby amended by adding the following at the end of such
                  Section: ", and unless the Rating Agencies confirm that such amendment will not cause the reduction, suspension or withdrawal of their then current rating on any of the Notes, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Agreement."


         (ix) Consent by CMB to Amendments to Certain Documents. Before any amendment or supplement is made to the Receivables Transfer and Servicing Agreements or to the Indenture which would adversely affect any of CMB's rights or obligations under this Agreement or modify the obligations of, or impair the ability of the Trust to fully perform any of the Trust's obligations under, this Agreement, the Trust shall provide CMB with a copy of the proposed amendment or supplement and shall obtain the consent of CMB to such amendment or supplement prior to its adoption, which consent shall not be unreasonably withheld; provided that so long as a copy of the proposed amendment or supplement has been delivered in accordance with Section 12 of the Agreement to each of the parties listed in Part 4(a) (Address for Notices) with respect to CMB and makes clear that CMB has no longer than ten Business Days to object to such amendment or supplement, CMB's consent will be deemed to have been given if CMB does not object in writing within ten Business Days of receipt of a written request for such consent.


         (x) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 1, 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in connection with, any such Section) shall be so held to be invalid or unenforceable.


(e) Waiver of Right to Trial by Jury. Each of the parties hereby irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any Transaction.


(f) Limited Transactions. CMB and the Trust each agrees and acknowledges that the only Transactions that are or will be governed by this Agreement are the Transactions evidenced by the four Confirmations dated the date hereof.


(g) Notices to Noteholders. The Trust shall provide CMB with copies of all notices required to be given to the holders of the Notes, and upon request, shall provide CMB with any other notices which could be requested by the holders of the Notes.


(h) Further Representations of the Trust:


         (i) Each of the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes are rated "Aaa" by Moody's, "AAA" by S&P and "AAA" by Fitch as to the timely payment of interest and principal and without regard to third party credit enhancement.


         (ii) All conditions precedent to the issuance of the Notes under the Indenture have been satisfied.


         (iii) Each of the documents to which it is a party has been duly authorized, executed and delivered by it.


         (iv) Assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Indenture and the other documents to which the Trust is a party constitutes the legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.


         (v) The Indenture and the other documents to which the Trust is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Indenture and the other documents to which the Trust is a party, except such as may have been delivered to the Trust.


         (vi) To the best of its knowledge no event of default or event which would with the passage of time or the giving of notice constitute an event of default has occurred and is continuing under any of the documents to which the Trust is a party.


(k) Immunity of Persons Related to the Trust. No representation or agreement contained in this Agreement shall be deemed to be the covenant or agreement of any trustee, officer, attorney, agent or employee of the Trust, Mitsubishi Motors Credit of America, Inc., any Affiliate thereof or any Credit Support Provider thereof in an individual capacity.


(l) Limitation of Trustee's Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually nor as a party to this Agreement, but solely as Owner Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness of the Trust or expenses of CMB or the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant, made or undertaken by the Trust under this Agreement.


(m) Netting of Payments. Clause (ii) of Section 2(c) will not apply to any amounts payable with respect to Transactions from the date of this Agreement.


(n) Additional Swap Agreements. The Trust agrees that it will not enter into additional swap agreements (other than any swap agreement in replacement of any Transaction hereunder) without (i) the express prior written consent of CMB, which consent shall not be unreasonably withheld and (ii) Rating Agency Confirmation.


(o) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."


(p)      Additional Definitions.


                  "Administration Agreement" shall mean the administration agreement dated as of October 1, 2001, as amended, supplemented or otherwise modified and in effect, by and among the Trust, Mitsubishi Motors Credit of America, Inc., and Bank of
         Tokyo-Mitsubishi Trust Company.

                  "Administrator" shall have the meaning assigned thereto in the Administration Agreement.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Wilmington, Delaware or Los Angeles, California are authorized or obligated by law, regulation or executive order to remain closed.

                  "Certificate" means the Certificate issued by the Trust pursuant to the Trust Agreement.

                  "Class A-2 Notes" means the Class A-2 Notes issued by the Trust pursuant to the Indenture.

                  "Class A-3 Notes" means the Class A-3 Notes issued by the Trust pursuant to the Indenture.

                  "Class A-4 Notes" means the Class A-4 Notes issued by the Trust pursuant to the Indenture.

                  "Class B Notes" means the Class B Notes issued by the Trust pursuant to the Indenture.

                  "Closing Date" shall mean October 12, 2001.

                  "Credit Rating" means, with respect to CMB, the issuer rating of CMB without regard to whether or not such rating is under review with positive or negative implications.

                  "Fitch" shall mean Fitch, Inc.

                  "Indenture" shall mean the indenture dated as of October 1, 2001, as amended, supplemented or otherwise modified and in effect, between the Trust and Bank of Tokyo-Mitsubishi Trust Company, as Indenture Trustee.

                  "Indenture Trustee" shall mean Bank of Tokyo-Mitsubishi Trust Company, or any successor or replacement thereto pursuant to the Indenture.

                  "MMCA" shall mean Mitsubishi Motors Credit of America,
         Inc.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes issued by the Trust pursuant to the Indenture.

                  "Other Assets" shall mean any assets (or interests therein) (other than the receivables and related property conveyed to the Trust pursuant to the Sale and Servicing Agreement) conveyed or purported to be conveyed by the Seller to another Person or Persons other than CMB, whether by way of a sale, capital contribution or by virtue of the granting of a lien.

                  "Owner Trustee" means Wilmington Trust Company, a Delaware Banking Corporation, not in its individual capacity nor as a principal to this Agreement, but solely as Owner Trustee under the Trust Agreement, its successors in interest and any successor trustee under the Trust Agreement.

                  "Payment Date" shall mean the fifteenth (15th) day of each month or, if such day is not a Business Day, the immediately following Business Day, commencing November 15, 2001.

                  "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "Purchase Agreement" shall mean the purchase agreement dated as of October 1, 2001, as from time to time amended, supplemented or otherwise modified and in effect, between Mitsubishi Motors Credit of America, Inc. and MMCA Auto
         Receivables Trust.

                  "Rating Agencies" shall mean Moody's, S&P or Fitch, or any substitute rating agency that the Seller (as defined in the Indenture) requests to rate the Notes.

                  "Rating Agency Confirmation" means, with respect to any action, that each Rating Agency shall have been given prior written notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Indenture Trustee and the Owner Trustee that such action shall not result in a reduction or withdrawal of the then current rating assigned to any Class of Notes.

                   "Receivables Transfer and Servicing Agreements" shall mean collectively the Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement and the Administration Agreement.

                  "S&P" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  "Sale and Servicing Agreement" shall mean the sale and servicing agreement dated as of October 1, 2001, as amended, supplemented or otherwise modified and in effect, by and among the Trust, MMCA Auto Receivables Trust, as seller, and Mitsubishi Motors Credit of America, Inc., as servicer.

                  "Seller" shall mean MMCA Auto Receivables Trust.

                  "Servicer" means MMCA, in its capacity as Servicer under the Sale and Servicing Agreement and each successor thereto appointed and acting pursuant to the Sale and Servicing Agreement.

                  "Total Available Funds" has the meaning as set forth in the Sale and Servicing Agreement.

                  "Trust Agreement" shall mean the Amended and Restated Trust Agreement dated as of October 1, 2001, as amended, supplemented or otherwise modified and in effect, by and among MMCA Auto Receivables Trust, as depositor, and Wilmington Trust Company, as owner trustee.

                  "Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders and the Swap Counterparties (including, without limitation, all property and interests granted to the Indenture Trustee), including all proceeds thereof.


                       IN WITNESS WHEREOF, the parties have executed this Schedule to the Master Agreement on the respective dates specified below with effect from the date specified on the first page of this document.


THE CHASE MANHATTAN BANK             MMCA AUTO OWNER TRUST 2001-3

                                     By:        WILMINGTON TRUST COMPANY,
                                                not in its individual capacity
                                                nor as a principal to this
                                                Agreement, but solely as Owner
                                                Trustee



By: /s/ Erin O'Rourke                By: /s/ Anita Dallago
    ------------------------             -------------------------------------
    Name: Erin O'Rourke                  Name:  Anita Dallago
    Title:  Vice President               Title: Financial Services Officer




                                                                  EXHIBIT A

                        [Form of SWAP Confirmation]


                                           [Date]


To:            [                                             ]

From:          MMCA Auto Owner Trust 2001-3
               c/o Wilmington Trust Company,
                 as Owner Trustee
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890-0001
               Attention: Corporate Trust Administration
               Tel:  (302) 651-1834
               Fax:  (302) 651-1576

Re:            Confirmation Relating to [                ] Interest Rate Swap
               --------------------------------------------------------------

Ladies and Gentlemen:

                   The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between [ ] ("[ ]") and MMCA Auto Owner Trust 2001-3 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

                   The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

                    This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement dated as of [ ], 2001, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

                  The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                        [                    ].

Effective Date:                    [                    ].

Notional Amount:                   [The Notional Amount initially shall
                                   equal $[ ] and for any subsequent
                                   Calculation Period shall be equal to the aggregate principal balance of the Class
                                   [A- ] Notes on the first day of such
                                   Calculation Period. The Trust shall
                                   determine the Notional Amount for each
                                   Calculation Period and shall inform [ ]
                                   of such determination by the 15th day of the calendar month in which such Calculation Period begins; provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation Period ends, the
                                   Notional Amount for any Calculation
                                   Period shall be the amount set forth on
                                   the attached Schedule 1.]

Termination Date:                  The date on which the aggregate
                                   outstanding principal balance of the
                                   Class [A- ] Notes has been reduced to
                                   zero, or [ ] 15, [ ], whichever is the
                                   earlier.


Fixed Amounts:

     Fixed Rate Payer:             The Trust.

     Fixed Rate Payer
     Payment Dates:                The 15th day of each calendar month
                                   commencing on [ ], subject to adjustment in accordance with the Following
                                   Business Day Convention.

     Period End Date:              The 15th day of each calendar month,
                                   with Adjustment.

     Fixed Rate:                   [     ]%.

     Fixed Rate
     Day Count Fraction:           30/360.

Floating Amounts:

     Floating Rate Payer:           [     ].

     Floating Rate Payer
     Payment Dates:                The 15th day of each calendar month
                                   commencing on [ ], subject to adjustment in accordance with the Following
                                   Business Day Convention.

     Period End Date:              The 15th day of each calendar month,
                                   with Adjustment.

     Floating Rate Option:         [USD-LIBOR-BBA. Notwithstanding Section
                                   7.1 of the Definitions, the Floating
                                   Rate shall be determined on the day that is two (2) New York and London Business
                                   Days prior to the Reset Date. The rate
                                   determined in accordance with the
                                   Floating Rate Option shall be rounded,
                                   if necessary, to the nearest 1/100,000
                                   of 1% (.0000001).]

     Designated Maturity:          [One month.]

     Spread:                       [     ]%.

     Floating Rate
     Day Count Fraction:           Actual/360.

     Reset Dates:                  The first day of each Floating Rate
                                   Payer Calculation Period.

Business Days:                     New York, New York, Wilmington, Delaware
                                   and Los Angeles, California.

Account Details

     Payments to [     ]:          [                                   ]

     Payments to the Trust:        [                                   ]

Misc.

     Calculation Agent:            [                                   ].





                   Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               MMCA AUTO OWNER TRUST 2001-3

               By:    WILMINGTON TRUST COMPANY,
                      not in its individual capacity
                      nor as a principal to this
                      Agreement, but solely as Owner
                      Trustee



               By:    ______________________________
                      Name:
                      Title:


               [                                 ]




               By:    ______________________________
                      Name:
                      Title:




Class A-2 Swap Confirmation


                                                           October 12, 2001


To:            THE CHASE MANHATTAN BANK
               270 Park Avenue
               New York, New York 10017
               Attention:  John Cho
               Tel:  (212) 834-5008
               Fax:  (212) 834-6562

From:          MMCA Auto Owner Trust 2001-3
               c/o Wilmington Trust Company,
                 as Owner Trustee
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890-0001
               Attention: Corporate Trust Administration
               Tel:  (302) 651-1834
               Fax:  (302) 651-1576

Re:            Confirmation Relating to MMCA 2001-3 Class A-2 Notes
               Interest Rate Swap
               ----------------------------------------------------
               CMB Reference:  4318863A/59404036
               MMCA Reference:  To be advised


Ladies and Gentlemen:

                   The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between The Chase Manhattan Bank ("CMB") and MMCA Auto Owner Trust 2001-3 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

                   The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

                    This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement dated as of October 12, 2001, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

                    The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                     October 3, 2001.

Effective Date:                 October 12, 2001.

Notional Amount:                The Notional Amount initially shall equal
                                $244,000,000.00 and for any subsequent
                                Calculation Period shall be equal to the aggregate principal balance of the Class
                                A-2 Notes on the first day of such
                                Calculation Period. The Trust shall
                                determine the Notional Amount for each
                                Calculation Period and shall notify CMB of such determination by the 15th day of the calendar month in which such Calculation
                                Period begins; provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation
                                Period ends, the Notional Amount for any Calculation Period shall be the amount set forth on the attached Schedule 1.

Termination                     Date: The date on which the
                                aggregate outstanding
                                principal balance of the
                                Class A-2 Notes has been
                                reduced to zero, or the
                                Fixed Rate Payer Payment
                                Date occurring on February
                                18, 2003, whichever is the
                                earlier.

Fixed Amounts:

     Fixed Rate Payer:          The Trust.

     Fixed Rate Payer
     Payment Dates:             The 15th day of each calendar month
                                commencing on November 15, 2001, subject to adjustment in accordance with the Following
                                Business Day Convention.

     Period End Date:           The 15th day of each calendar month,
                                subject to adjustment in accordance with the Following Business Day Convention.

     Fixed Rate:                2.895000%.

     Fixed Rate
     Day Count Fraction:        30/360.

Floating Amounts:

     Floating Rate Payer:       CMB.

     Floating Rate Payer
     Payment Dates:             The 15th day of each calendar month
                                commencing on November 15, 2001, subject to adjustment in accordance with the Following
                                Business Day Convention.

     Period End Date:           The 15th day of each calendar month,
                                subject to adjustment in accordance with the Following Business Day Convention.

     Floating Rate Option:      USD-LIBOR-BBA. Notwithstanding Section 7.1
                                of the Definitions, the Floating Rate shall be determined on the day that is two (2)
                                New York and London Business Days prior to the Reset Date. The rate determined in accordance with the Floating Rate Option shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001).

     Designated Maturity:       One month.

     Spread:                    plus 0.18%.

     Floating Rate
     Day Count Fraction:        Actual/360.

     Floating Rate for Initial
     Calculation Period:        3.53125% (excluding spread).

     Reset Dates:               The first day of each Floating Rate Payer
                                Calculation Period.

Business Days:                  New York, New York, Wilmington, Delaware
                                and Los Angeles, California.

Account Details

     Payments to CMB:           The Chase Manhattan Bank
                                New York
                                ABA #: 021000021
                                Account #: 900-9-001364

     Payments to the Trust:     Bank of Tokyo-Mitsubishi Trust Company
                                New York, NY
                                ABA #: 26009687
                                Account #: To be advised

Misc.

     CMB Operations Contact:    Tel: (718) 242-3313/3063
                                Fax: (718) 242-9260/9262/9263

     Calculation Agent:         CMB.




                   Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

               Best Regards,


               MMCA AUTO OWNER TRUST 2001-3

               By:    WILMINGTON TRUST COMPANY,
                      not in its individual capacity
                      nor as a principal to this
                      Agreement, but solely as Owner
                      Trustee



               By:    /s/ Anita Dallago
                      ----------------------------------------
                      Name: Anita Dallago
                      Title: Financial Services Officer


               THE CHASE MANHATTAN BANK




               By:    /s/ Deborah Hooper
                      ----------------------------------------
                      Name: Deborah Hooper
                      Title: Vice President, Chase Manhattan Bank




                                 SCHEDULE 1

---------------------------------------------------------------------
       Start:               End:                 A-2 Notional
                                                   Balance
---------------------------------------------------------------------
 October 12, 2001    November 15, 2001       USD 244,000,000.00
---------------------------------------------------------------------
 November 15, 2001   December 17, 2001       USD 244,000,000.00
---------------------------------------------------------------------
 December 17, 2001   January 15, 2002        USD 244,000,000.00
---------------------------------------------------------------------
 January 15, 2002    February 15, 2002       USD 244,000,000.00
---------------------------------------------------------------------
 February 15, 2002   March 15, 2002          USD 244,000,000.00
---------------------------------------------------------------------
 March 15, 2002      April 15, 2002          USD 244,000,000.00
---------------------------------------------------------------------
 April 15, 2002      May 15, 2002            USD 244,000,000.00
---------------------------------------------------------------------
 May 15, 2002        June 17, 2002           USD 244,000,000.00
---------------------------------------------------------------------
 June 17, 2002       July 15, 2002           USD 222,363,010.00
---------------------------------------------------------------------
 July 15, 2002       August 15, 2002         USD 193,755,284.00
---------------------------------------------------------------------
 August 15, 2002     September 16, 2002      USD 164,856,039.00
---------------------------------------------------------------------
 September 16, 2002  October 15, 2002        USD 136,107,792.00
---------------------------------------------------------------------
 October 15, 2002    November 15, 2002       USD 106,858,871.00
---------------------------------------------------------------------
 November 15, 2002   December 16, 2002       USD 76,300,284.00
---------------------------------------------------------------------
 December 16, 2002   January 15, 2003        USD 45,864,382.00
---------------------------------------------------------------------
 January 15, 2003    February 18, 2003       USD 15,782,186.00
---------------------------------------------------------------------



Class A-3 Swap Confirmation


                                                           October 12, 2001


To:            THE CHASE MANHATTAN BANK
               270 Park Avenue
               New York, New York 10017
               Attention:  John Cho
               Tel:  (212) 834-5008
               Fax:  (212) 834-6562

From:          MMCA Auto Owner Trust 2001-3
               c/o Wilmington Trust Company,
                 as Owner Trustee
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890-0001
               Attention: Corporate Trust Administration
               Tel:  (302) 651-1834
               Fax:  (302) 651-1576

Re:            Confirmation Relating to MMCA 2001-3 Class A-3 Notes
               Interest Rate Swap
               ----------------------------------------------------
               CMB Reference:  4318427A/59404041
               MMCA Reference:  To be advised


Ladies and Gentlemen:

                   The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between The Chase Manhattan Bank ("CMB") and MMCA Auto Owner Trust 2001-3 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

                   The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

                    This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement dated as of October 12, 2001, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

                  The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                     October 3, 2001.

Effective Date:                 October 12, 2001.

Notional Amount:                The Notional Amount initially shall equal
                                $437,000,000.00 and for any subsequent
                                Calculation Period shall be equal to the aggregate principal balance of the Class
                                A-3 Notes on the first day of such
                                Calculation Period. The Trust shall
                                determine the Notional Amount for each
                                Calculation Period and shall notify CMB of such determination by the 15th day of the calendar month in which such Calculation
                                Period begins; provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation
                                Period ends, the Notional Amount for any Calculation Period shall be the amount set forth on the attached Schedule 1.

Termination                     Date: The date on which the
                                aggregate outstanding
                                principal balance of the
                                Class A-3 Notes has been
                                reduced to zero, or the
                                Fixed Rate Payer Payment
                                Date occurring on July 15,
                                2004, whichever is the
                                earlier.

Fixed Amounts:

     Fixed Rate Payer:          The Trust.

     Fixed Rate Payer
     Payment Dates:             The 15th day of each calendar month
                                commencing on November 15, 2001, subject to adjustment in accordance with the Following
                                Business Day Convention.

     Period End Date:           The 15th day of each calendar month,
                                subject to adjustment in accordance with the Following Business Day Convention.

     Fixed Rate:                3.636000%.

     Fixed Rate
     Day Count Fraction:        30/360.

Floating Amounts:

     Floating Rate Payer:        CMB.

     Floating Rate Payer
     Payment Dates:             The 15th day of each calendar month
                                commencing on November 15, 2001, subject to adjustment in accordance with the Following
                                Business Day Convention.

     Period End Date:           The 15th day of each calendar month,
                                subject to adjustment in accordance with the Following Business Day Convention.

     Floating Rate Option:      USD-LIBOR-BBA. Notwithstanding Section 7.1
                                of the Definitions, the Floating Rate shall be determined on the day that is two (2)
                                New York and London Business Days prior to the Reset Date. The rate determined in accordance with the Floating Rate Option shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001).

     Designated Maturity:       One month.

     Spread:                    plus 0.25%.

     Floating Rate
     Day Count Fraction:        Actual/360.

     Floating Rate for Initial
     Calculation Period:        2.53125% (excluding spread).

     Reset Dates:               The first day of each Floating Rate Payer
                                Calculation Period.

Business Days:                  New York, New York, Wilmington, Delaware
                                and Los Angeles, California.

Account Details

     Payments to CMB:           The Chase Manhattan Bank
                                New York
                                ABA #: 021000021
                                Account #: 900-9-001364

     Payments to the Trust:     Bank of Tokyo-Mitsubishi Trust Company
                                New York, NY
                                ABA #: 26009687
                                Account #: To be advised

Misc.

     CMB Operations Contact:    Tel: (718) 242-3313/3063
                                Fax: (718) 242-9260/9262/9263

     Calculation Agent:         CMB.




                   Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               MMCA AUTO OWNER TRUST 2001-3

               By:    WILMINGTON TRUST COMPANY,
                      not in its individual capacity
                      nor as a principal to this
                      Agreement, but solely as Owner
                      Trustee



               By:    /s/ Anita Dallago
                      ---------------------------------------
                      Name: Anita Dallago
                      Title: Financial Services Officer


               THE CHASE MANHATTAN BANK




               By:    /s/ Deborah Hooper
                      ----------------------------------------
                      Name: Deborah Hooper
                      Title: Vice President, Chase Manhattan Bank




                                 SCHEDULE 1


---------------------------------------------------------------------
        Start:                 End:               A-3 Notional
                                                     Balance
---------------------------------------------------------------------
   October 12, 2001     November 15, 2001         USD 437,000,000.00
---------------------------------------------------------------------
   November 15, 2001    December 17, 2001         USD 437,000,000.00
---------------------------------------------------------------------
   December 17, 2001    January 15, 2001          USD 437,000,000.00
---------------------------------------------------------------------
   January 15, 2002     February 15, 2002         USD 437,000,000.00
---------------------------------------------------------------------
   February 15, 2002    March 15, 2002            USD 437,000,000.00
---------------------------------------------------------------------
   March 15, 2002       April 15, 2002            USD 437,000,000.00
---------------------------------------------------------------------
   April 15, 2002       May 15, 2002              USD 437,000,000.00
---------------------------------------------------------------------
   May 15, 2002         June 17, 2002             USD 437,000,000.00
---------------------------------------------------------------------
   June 17, 2002        July 15, 2002             USD 437,000,000.00
---------------------------------------------------------------------
   July 15, 2002        August 15, 2002           USD 437,000,000.00
---------------------------------------------------------------------
   August 15, 2002      September 16, 2002        USD 437,000,000.00
---------------------------------------------------------------------
   September 16, 2002   October 15, 2002          USD 437,000,000.00
---------------------------------------------------------------------
   October 15, 2002     November 15, 2002         USD 437,000,000.00
---------------------------------------------------------------------
   November 15, 2002    December 16, 2002         USD 437,000,000.00
---------------------------------------------------------------------
   December 16, 2002    January  15, 2003         USD 437,000,000.00
---------------------------------------------------------------------
   January 15, 2003     February 18, 2003         USD 437,000,000.00
---------------------------------------------------------------------
   February 18, 2003    March 17, 2003            USD 423,058,728.00
---------------------------------------------------------------------
   March 17, 2003       April 15, 2003            USD 393,696,728.00
---------------------------------------------------------------------
   April 15, 2003       May 15, 2003              USD 364,702,499.00
---------------------------------------------------------------------
   May 15, 2003         June 16, 2003             USD 336,080,046.00
---------------------------------------------------------------------
   June 16, 2003        July 15, 2003             USD 307,834,018.00
---------------------------------------------------------------------
   July 15, 2003        August 15, 2003           USD 279,997,970.00
---------------------------------------------------------------------
   August 15, 2003      September 15, 2003        USD 252,553,940.00
---------------------------------------------------------------------
   September 15, 2003   October 15, 2003          USD 225,499,558.00
---------------------------------------------------------------------
   October 15, 2003     November 17, 2003         USD 198,839,673.00
---------------------------------------------------------------------
   November 17, 2003    December 15, 2003         USD 172,579,189.00
---------------------------------------------------------------------
   December 15, 2003    January 15, 2004          USD 146,723,067.00
---------------------------------------------------------------------
   January 15, 2004     February 17, 2004         USD 121,276,324.00
---------------------------------------------------------------------
   February 17, 2004    March 15, 2004            USD 96,244,036.00
---------------------------------------------------------------------
   March 15, 2004       April 15, 2004            USD 71,631,335.00
---------------------------------------------------------------------
   April 15, 2004       May 17, 2004              USD 47,443,413.00
---------------------------------------------------------------------
   May 17, 2004         June 15, 2004             USD 23,685,523.00
---------------------------------------------------------------------
   June 15, 2004        July 15, 2004             USD 362,975.00
---------------------------------------------------------------------




Class A-4 Swap Confirmation


                                                        October 12, 2001


To:            THE CHASE MANHATTAN BANK
               270 Park Avenue
               New York, New York 10017
               Attention:  John Cho
               Tel:  (212) 834-5008
               Fax:  (212) 834-6562

From:          MMCA Auto Owner Trust 2001-3
               c/o Wilmington Trust Company,
                 as Owner Trustee
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890-0001
               Attention: Corporate Trust Administration
               Tel:  (302) 651-1834
               Fax:  (302) 651-1576

Re:            Confirmation Relating to MMCA 2001-3 Class A-4
               Notes Interest Rate Swap
               ----------------------------------------------
               CMB Reference:  4318119A/59404046
               MMCA Reference:  To be advised


Ladies and Gentlemen:

                   The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between The Chase Manhattan Bank ("CMB") and MMCA Auto Owner Trust 2001-3 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

                   The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

                    This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement dated as of October 12, 2001, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

                  The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                     October 3, 2001.

Effective Date:                 October 12, 2001.

Notional Amount:                The Notional Amount initially shall equal
                                $399,400,000.00 and for any subsequent
                                Calculation Period shall be equal to the aggregate principal balance of the Class
                                A-4 Notes on the first day of such
                                Calculation Period. The Trust shall
                                determine the Notional Amount for each
                                Calculation Period and shall notify CMB of such determination by the 15th day of the calendar month in which such Calculation
                                Period begins; provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation
                                Period ends, the Notional Amount for any Calculation Period shall be the amount set forth on the attached Schedule 1.

Termination                     Date: The date on which the
                                aggregate outstanding
                                principal balance of the
                                Class A-4 Notes has been
                                reduced to zero, or the
                                Fixed Rate Payer Payment
                                Date occurring on March 15,
                                2006, whichever is the
                                earlier.

Fixed Amounts:

     Fixed Rate Payer:          The Trust.

     Fixed Rate Payer
     Payment Dates:             The 15th day of each calendar month
                                commencing on November 15, 2001, subject to adjustment in accordance with the Following
                                Business Day Convention.

     Period End Date:           The 15th day of each calendar month,
                                subject to adjustment in accordance with the Following Business Day Convention.

     Fixed Rate:                4.448000%.

     Fixed Rate
     Day Count Fraction:        30/360.

Floating Amounts:

     Floating Rate Payer:       CMB.

     Floating Rate Payer
     Payment Dates:             The 15th day of each calendar month
                                commencing on November 15, 2001, subject to adjustment in accordance with the Following
                                Business Day Convention.

     Period End Date:           The 15th day of each calendar month,
                                subject to adjustment in accordance with the Following Business Day Convention.

     Floating Rate Option:      USD-LIBOR-BBA. Notwithstanding Section 7.1
                                of the Definitions, the Floating Rate shall be determined on the day that is two (2)
                                New York and London Business Days prior to the Reset Date. The rate determined in accordance with the Floating Rate Option shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001).

     Designated Maturity:       One month.

     Spread:                    plus 0.30%.

     Floating Rate
     Day Count Fraction:        Actual/360.

     Floating Rate for Initial
     Calculation Period:        2.53125% (excluding spread).

     Reset Dates:               The first day of each Floating Rate Payer
                                Calculation Period.

Business Days:                  New York, New York, Wilmington, Delaware
                                and Los Angeles, California.

Account Details

     Payments to CMB:           The Chase Manhattan Bank
                                New York
                                ABA #: 021000021
                                Account #: 900-9-001364

     Payments to the Trust:     Bank of Tokyo-Mitsubishi Trust Company
                                New York, NY
                                ABA #: 26009687
                                Account #: To be advised

Misc.

     CMB Operations Contact:    Tel: (718) 242-3313/3063
                                Fax: (718) 242-9260/9262/9263

     Calculation Agent:         CMB.




                   Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               MMCA AUTO OWNER TRUST 2001-3

               By:    WILMINGTON TRUST COMPANY,
                      not in its individual capacity
                      nor as a principal to this
                      Agreement, but solely as Owner
                      Trustee



               By:    /s/ Anita Dallago
                      ---------------------------------------
                      Name: Anita Dallago
                      Title: Financial Services Officer


               THE CHASE MANHATTAN BANK




               By:    /s/ Deborah Hooper
                      ---------------------------------------
                      Name: Deborah Hooper
                      Title: Vice President, Chase Manhattan Bank




                                 SCHEDULE 1

-------------------------------------------------------------------
       Start:               End:                  A-4 Notional
                                                     Balance
-------------------------------------------------------------------
 October 12, 2001     November 15, 2001         USD 399,400,000.00
-------------------------------------------------------------------
 November 15, 2001    December 17, 2001         USD 399,400,000.00
-------------------------------------------------------------------
 December 17, 2001    January 15, 2001          USD 399,400,000.00
-------------------------------------------------------------------
 January 15, 2002     February 15, 2002         USD 399,400,000.00
-------------------------------------------------------------------
 February 15, 2002    March 15, 2002            USD 399,400,000.00
-------------------------------------------------------------------
 March 15, 2002       April 15, 2002            USD 399,400,000.00
-------------------------------------------------------------------
 April 15, 2002       May 15, 2002              USD 399,400,000.00
-------------------------------------------------------------------
 May 15, 2002         June 17, 2002             USD 399,400,000.00
-------------------------------------------------------------------
 June 17, 2002        July 15, 2002             USD 399,400,000.00
-------------------------------------------------------------------
 July 15, 2002        August 15, 2002           USD 399,400,000.00
-------------------------------------------------------------------
 August 15, 2002      September 16, 2002        USD 399,400,000.00
-------------------------------------------------------------------
 September 16, 2002   October 15, 2002          USD 399,400,000.00
-------------------------------------------------------------------
 October 15, 2002     November 15, 2002         USD 399,400,000.00
-------------------------------------------------------------------
 November 15, 2002    December 16, 2002         USD 399,400,000.00
-------------------------------------------------------------------
 December 16, 2002    January  15, 2003         USD 399,400,000.00
-------------------------------------------------------------------
 January 15, 2003     February 18, 2003         USD 399,400,000.00
-------------------------------------------------------------------
 February 18, 2003    March 17, 2003            USD 399,400,000.00
-------------------------------------------------------------------
 March 17, 2003       April 15, 2003            USD 399,400,000.00
-------------------------------------------------------------------
 April 15, 2003       May 15, 2003              USD 399,400,000.00
-------------------------------------------------------------------
 May 15, 2003         June 16, 2003             USD 399,400,000.00
-------------------------------------------------------------------
 June 16, 2003        July 15, 2003             USD 399,400,000.00
-------------------------------------------------------------------
 July 15, 2003        August 15, 2003           USD 399,400,000.00
-------------------------------------------------------------------
 August 15, 2003      September 15, 2003        USD 399,400,000.00
-------------------------------------------------------------------
 September 15, 2003   October 15, 2003          USD 399,400,000.00
-------------------------------------------------------------------
 October 15, 2003     November 17, 2003         USD 399,400,000.00
-------------------------------------------------------------------
 November 17, 2003    December 15, 2003         USD 399,400,000.00
-------------------------------------------------------------------
 December 15, 2003    January 15, 2004          USD 399,400,000.00
-------------------------------------------------------------------
 January 15, 2004     February 17, 2004         USD 399,400,000.00
-------------------------------------------------------------------
 February 17, 2004    March 15, 2004            USD 399,400,000.00
-------------------------------------------------------------------
 March 15, 2004       April 15, 2004            USD 399,400,000.00
-------------------------------------------------------------------
 April 15, 2004       May 17, 2004              USD 399,400,000.00
-------------------------------------------------------------------
 May 17, 2004         June 15, 2004             USD 399,400,000.00
-------------------------------------------------------------------
 June 15, 2004        July 15, 2004             USD 399,400,000.00
-------------------------------------------------------------------
 July 15, 2004        August 16, 2004           USD 376,881,143.00
-------------------------------------------------------------------
 August 16, 2004      September 15, 2004        USD 354,512,041.00
-------------------------------------------------------------------
 September 15, 2004   October 15, 2004          USD 332,997,283.00
-------------------------------------------------------------------
 October 15, 2004     November 15, 2004         USD 311,919,073.00
-------------------------------------------------------------------
 November 15, 2004    December 15, 2004         USD 291,282,829.00
-------------------------------------------------------------------
 December 15, 2004    January 18, 2005          USD 271,094,029.00
-------------------------------------------------------------------
 January 18, 2005     February 15, 2005         USD 251,358,217.00
-------------------------------------------------------------------
 February 15, 2005    March 15, 2005            USD 232,080,998.00
-------------------------------------------------------------------
 March 15, 2005       April 15, 2005            USD 213,268,044.00
-------------------------------------------------------------------
 April 15, 2005       May 16, 2005              USD 194,925,091.00
-------------------------------------------------------------------
 May 16, 2005         June 15, 2005             USD 177,057,941.00
-------------------------------------------------------------------
 June 15, 2005        July 15, 2005             USD 159,672,464.00
-------------------------------------------------------------------
 July 15, 2005        August 15, 2005           USD 142,774,597.00
-------------------------------------------------------------------
 August 15, 2005      September 15, 2005        USD 125,537,022.00
-------------------------------------------------------------------
 September 15, 2005   October 17, 2005          USD 110,003,182.00
-------------------------------------------------------------------
 October 17, 2005     November 15, 2005         USD 94,953,231.00
-------------------------------------------------------------------
 November 15, 2005    December 15, 2005         USD 80,393,120.00
-------------------------------------------------------------------
 December 15, 2005    January 17, 2006          USD 66,328,867.00
-------------------------------------------------------------------
 January 17, 2006     February 15, 2006         USD 52,767,797.00
-------------------------------------------------------------------
 February 15, 2006    March 15, 2006            USD 39,714,749.00
-------------------------------------------------------------------




Class B Swap Confirmation


                                                         October 12, 2001


To:            THE CHASE MANHATTAN BANK
               270 Park Avenue
               New York, New York 10017
               Attention:  John Cho
               Tel:  (212) 834-5008
               Fax:  (212) 834-6562

From:          MMCA Auto Owner Trust 2001-3
               c/o Wilmington Trust Company,
                 as Owner Trustee
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890-0001
               Attention: Corporate Trust Administration
               Tel:  (302) 651-1834
               Fax:  (302) 651-1576

Re:            Confirmation Relating to MMCA 2001-3 Class B
               Notes Interest Rate Swap
               --------------------------------------------
               CMB Reference:  4317463A/59404043
               MMCA Reference:  To be advised


Ladies and Gentlemen:

                   The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between The Chase Manhattan Bank ("CMB") and MMCA Auto Owner Trust 2001-3 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

                   The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

                    This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement dated as of October 12, 2001, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

                  The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                     October 3, 2001.

Effective Date:                 October 12, 2001.

Notional Amount:                The Notional Amount initially shall equal
                                $98,440,000.00 and for any subsequent
                                Calculation Period shall be equal to the aggregate principal balance of the Class B
                                Notes on the first day of such Calculation
                                Period. The Trust shall determine the
                                Notional Amount for each Calculation Period and shall notify CMB of such determination by the 15th day of the calendar month in which such Calculation Period begins;
                                provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation Period ends, the Notional
                                Amount for any Calculation Period shall be the amount set forth on the attached
                                Schedule 1.

Termination                     Date: The date on which the aggregate
                                outstanding principal balance of the Class
                                B Notes has been reduced to zero, or the Fixed Rate Payer Payment Date occurring on
                                March 15, 2006, whichever is the earlier.

Fixed Amounts:

     Fixed Rate Payer:          The Trust.

     Fixed Rate Payer
     Payment Dates:             The 15th day of each calendar month
                                commencing on November 15, 2001, subject to adjustment in accordance with the Following
                                Business Day Convention.

     Period End Date:           The 15th day of each calendar month,
                                subject to adjustment in accordance with the Following Business Day Convention.

     Fixed Rate:                4.7000%.

     Fixed Rate
     Day Count Fraction:        30/360.

Floating Amounts:

     Floating Rate Payer:       CMB.

     Floating Rate Payer
     Payment Dates:             The 15th day of each calendar month
                                commencing on November 15, 2001, subject to adjustment in accordance with the Following
                                Business Day Convention.

     Period End Date:           The 15th day of each calendar month,
                                subject to adjustment in accordance with the Following Business Day Convention.

     Floating Rate Option:      USD-LIBOR-BBA. Notwithstanding Section 7.1
                                of the Definitions, the Floating Rate shall be determined on the day that is two (2)
                                New York and London Business Days prior to the Reset Date. The rate determined in accordance with the Floating Rate Option shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001).

     Designated Maturity:       One month.

     Spread:                    plus 0.95%.

     Floating Rate
     Day Count Fraction:        Actual/360.

     Floating Rate for Initial
     Calculation Period:        2.53125% (excluding spread).

     Reset Dates:               The first day of each Floating Rate Payer
                                Calculation Period.

Business Days:                  New York, New York, Wilmington, Delaware
                                and Los Angeles, California.

Account Details

     Payments to CMB:           The Chase Manhattan Bank New York ABA #:
                                021000021 Account #: 900-9-001364

     Payments to the Trust:     Bank of Tokyo-Mitsubishi Trust Company New
                                York, NY ABA #: 26009687 Account #: To be advised

Misc.

     CMB Operations Contact:    Tel: (718) 242-3313/3063
                                Fax: (718) 242-9260/9262/9263

     Calculation Agent:         CMB.




                   Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               MMCA AUTO OWNER TRUST 2001-3

               By:    WILMINGTON TRUST COMPANY,
                      not in its individual capacity
                      nor as a principal to this
                      Agreement, but solely as Owner
                      Trustee



               By:    /s/ Anita Dallago
                      ----------------------------------------
                      Name: Anita Dallago
                      Title: Financial Services Officer


               THE CHASE MANHATTAN BANK




               By:    /s/ Deborah Hooper
                      ----------------------------------------
                      Name: Deborah Hooper
                      Title: Vice President, Chase Manhattan Bank




                                 SCHEDULE 1

-------------------------------------------------------------------
       Start:               End:                  B Notional
                                                    Balance
-------------------------------------------------------------------
 October 12, 2001     November 15, 2001         USD 98,440,000.00
-------------------------------------------------------------------
 November 15, 2001    December 17, 2001         USD 98,440,000.00
-------------------------------------------------------------------
 December 17, 2001    January 15, 2001          USD 98,440,000.00
-------------------------------------------------------------------
 January 15, 2002     February 15, 2002         USD 98,440,000.00
-------------------------------------------------------------------
 February 15, 2002    March 15, 2002            USD 98,440,000.00
-------------------------------------------------------------------
 March 15, 2002       April 15, 2002            USD 98,440,000.00
-------------------------------------------------------------------
 April 15, 2002       May 15, 2002              USD 98,440,000.00
-------------------------------------------------------------------
 May 15, 2002         June 17, 2002             USD 98,440,000.00
-------------------------------------------------------------------
 June 17, 2002        July 15, 2002             USD 96,468,559.00
-------------------------------------------------------------------
 July 15, 2002        August 15, 2002           USD 93,861,983.00
-------------------------------------------------------------------
 August 15, 2002      September 16, 2002        USD 91,228,845.00
-------------------------------------------------------------------
 September 16, 2002   October 15, 2002          USD 88,609,466.00
-------------------------------------------------------------------
 October 15, 2002     November 15, 2002         USD 85,944,468.00
-------------------------------------------------------------------
 November 15, 2002    December 16, 2002         USD 83,160,141.00
-------------------------------------------------------------------
 December 16, 2002    January  15, 2003         USD 90,386,992.00
-------------------------------------------------------------------
 January 15, 2003     February 18, 2003         USD 77,646,070.00
-------------------------------------------------------------------
 February 18, 2003    March 17, 2003            USD 74,937,781.00
-------------------------------------------------------------------
 March 17, 2003       April 15, 2003            USD 72,262,534.00
-------------------------------------------------------------------
 April 15, 2003       May 15, 2003              USD 69,620,742.00
-------------------------------------------------------------------
 May 15, 2003         June 16, 2003             USD 67,012,825.00
-------------------------------------------------------------------
 June 16, 2003        July 15, 2003             USD 64,439,205.00
-------------------------------------------------------------------
 July 15, 2003        August 15, 2003           USD 61,902,940.00
-------------------------------------------------------------------
 August 15, 2003      September 15, 2003        USD 59,402,393.00
-------------------------------------------------------------------
 September 15, 2003   October 15, 2003          USD 56,937,350.00
-------------------------------------------------------------------
 October 15, 2003     November 17, 2003         USD 54,508,250.00
-------------------------------------------------------------------
 November 17, 2003    December 15, 2003         USD 52,115,542.00
-------------------------------------------------------------------
 December 15, 2003    January 15, 2004          USD 49,759,677.00
-------------------------------------------------------------------
 January 15, 2004     February 17, 2004         USD 47,441,112.00
-------------------------------------------------------------------
 February 17, 2004    March 15, 2004            USD 45,160,310.00
-------------------------------------------------------------------
 March 15, 2004       April 15, 2004            USD 42,917,738.00
-------------------------------------------------------------------
 April 15, 2004       May 17, 2004              USD 40,713,870.00
-------------------------------------------------------------------
 May 17, 2004         June 15, 2004             USD 38,549,184.00
-------------------------------------------------------------------
 June 15, 2004        July 15, 2004             USD 36,424.164.00
-------------------------------------------------------------------
 July 15, 2004        August 16, 2004           USD 34,339,300.00
-------------------------------------------------------------------
 August 16, 2004      September 15, 2004        USD 32,301,153.00
-------------------------------------------------------------------
 September 15, 2004   October 15, 2004          USD 30,340,848.00
-------------------------------------------------------------------
 October 15, 2004     November 15, 2004         USD 28,420,320.00
-------------------------------------------------------------------
 November 15, 2004    December 15, 2004         USD 26,540,061.00
-------------------------------------------------------------------
 December 15, 2004    January 18, 2005          USD 24,700,570.00
-------------------------------------------------------------------
 January 18, 2005     February 15, 2005         USD 22,902,354.00
-------------------------------------------------------------------
 February 15, 2005    March 15, 2005            USD 21,145,921.00
-------------------------------------------------------------------
 March 15, 2005       April 15, 2005            USD 19,431,790.00
-------------------------------------------------------------------
 April 15, 2005       May 16, 2005              USD 17,760,483.00
-------------------------------------------------------------------
 May 16, 2005         June 15, 2005             USD 16,132,528.00
-------------------------------------------------------------------
 June 15, 2005        July 15, 2005             USD 14,548,461.00
-------------------------------------------------------------------
 July 15, 2005        August 15, 2005           USD 13,008,822.00
-------------------------------------------------------------------
 August 15, 2005      September 15, 2005        USD 11,438,231.00
-------------------------------------------------------------------
 September 15, 2005   October 17, 2005          USD 10,022,874.00
-------------------------------------------------------------------
 October 17, 2005     November 15, 2005         USD 8,651,607.00
-------------------------------------------------------------------
 November 15, 2005    December 15, 2005         USD 7,324,971.00
-------------------------------------------------------------------
 December 15, 2005    January 17, 2006          USD 6,043,515.00
-------------------------------------------------------------------
 January 17, 2006     February 15, 2006         USD 4,807,906.00
-------------------------------------------------------------------
 February 15, 2006    March 15, 2006            USD 3,618,586.00
-------------------------------------------------------------------